UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2018
Switch, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38231	82-1883953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard		89118
Las Vegas, NV		(Zip Code)
(Address of principal executive offices)

(702) 444-4111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2018, Switch, Ltd. (the “Operating Company”) entered into an agreement with Intel Capital Corp. (“Intel Capital”) to purchase (the “Repurchase”) all of Intel Capital’s 6,055,110 common units in the Operating Company (the “Units”). The Repurchase follows Intel Capital’s June 18, 2018 notice of intent to redeem Units pursuant to the terms of the Fifth Amended and Restated Operating Agreement of the Operating Company. The Repurchase occurred at a price per Unit of $10.543, which was determined as the arithmetic average of the high and low selling prices for a share of Class A common stock of Switch, Inc. (the “Company”) on the New York Stock Exchange for the three (3) day period of August 14, 2018 to August 16, 2018. Pursuant to the Repurchase, the Company canceled its Class B common stock (one share for each of the Units) owned by Intel Capital. The Repurchase is part of a program previously approved by the Board of Directors of the Company and reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.
Item 3.02 Unregistered Sales of Equity Securities.

On August 17, 2018, the Company issued an aggregate of 2,529,642 shares of the Company’s Class A common stock (the “Shares”) to members of the Operating Company in connection with the exercise by such members of their respective redemption right for an equivalent number of common units of the Operating Company and corresponding cancellation of an equivalent number of the Company’s Class B common stock. The Company elected to settle such redemption payment by issuance of the Shares. The redemption occurred pursuant to the terms of the Fifth Amended and Restated Operating Agreement of the Operating Company entered into in connection with the Company’s initial public offering. The shares of Class A common stock were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that it did not involve a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 20, 2018	Switch, Inc.
(Registrant)

		By:	/s/ Gabe Nacht
		Name:	Gabe Nacht
		Title:	Chief Financial Officer